SECURITIES AND EXCHANGE COMMISSION

                 Washington, D. C.    20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



              Date of Report: November 11, 1996
              (Date of earliest event reported)


         MINNESOTA MINING AND MANUFACTURING COMPANY
   (Exact name of registrant as specified in its charter)



                       File No. 1-3285
                  (Commission File Number)


     Delaware                           41-0417775
(State of incorporation)           (I.R.S. Employer
Identification Number)




            3M Center                         55144-1000
      St. Paul, Minnesota                     (Zip Code)
(Address of principal executive offices)

Registrant's telephone, including area code: (612) 733-1110

Item 5.   Other Events.


The Board of Directors of Minnesota Mining and Manufacturing
Company, at its meeting on November 11, 1996, approved and adopted amendments to the Bylaws of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.


    (a)  FINANCIAL STATEMENTS

         None.

    (b)  PRO FORMA FINANCIAL STATEMENTS

         None.

    (c)  EXHIBITS


Attached hereto as Exhibit 3.2 are the Amended ByLaws of the Registrant.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                           MINNESOTA MINING AND
                           MANUFACTURING COMPANY

                           By:   /s/ Janet L. Yeomans
                                 Janet L. Yeomans,
                                 Vice President and
                           Treasurer


Dated:   November 20, 1996

                      INDEX TO EXHIBITS

3.2      Bylaws of Minnesota Mining and Manufacturing
Company, as Amended as of November 11, 1996.